EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
Arthur Kill Power LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
Bayou Cove Peaking Power, LLC	Delaware
Berrians I Gas Turbine Power LLC	Delaware
Big Cajun I Peaking Power LLC	Delaware
Big Cajun II Unit 4 LLC	Delaware
Blackstone TG Feeder IV A L.P.	Delaware
Blackstone TG Feeder IV L.P.	Delaware
Brimsdown Power Limited	United Kingdom
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Cadillac Renewable Energy LLC	Delaware
Camas Power Boiler Limited Partnership	Oregon
Camas Power Boiler, Inc.	Oregon
Capistrano Cogeneration Company	California
Central and Eastern Europe Power Fund, Ltd.	Bermuda
Chickahominy River Energy Corp.	Virginia
Commonwealth Atlantic Power LLC	Delaware
Conemaugh Fuels, LLC	Delaware
Conemaugh Power LLC	Delaware
Connecticut Jet Power LLC	Delaware
Croatia Power Group	Cayman Islands
Devon Power LLC	Delaware
Dunkirk Power LLC	Delaware
Eastern Sierra Energy Company	California
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Energy Investors Fund, L.P.	Delaware
Energy National, Inc.	Utah
Enfield Holdings B.V.	Netherlands

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
Enfield Operations, L.L.C.	Delaware
Enifund, Inc.	Utah
Enigen, Inc.	Utah
ESOCO Molokai, Inc.	Utah
ESOCO, Inc.	Utah
Fernwärme GmbH Hohenmölsen-Webau	Germany
Flinders Coal Pty Ltd	Australia
Flinders Labuan (No. 1) Ltd.	Labuan
Flinders Labuan (No.2) Ltd.	Labuan
Flinders Osborne Trading Pty Ltd	Australia
Flinders Power Finance Pty Ltd	Australia
Flinders Power Partnership	Australia
GALA-MIBRAG-Service GmbH	Germany
GCP Funding Company, LLC	Delaware
Gladstone Power Station Joint Venture	Australia
Granite II Holding, LLC	Delaware
Granite Power Partners II, L.P.	Delaware
Gröbener Logistick GmbH — Spedition, Handel und Transport	Germany
Hanover Energy Company	California
HFCP IV TGN Corporation	Delaware
HFCP IV-A TGN Corporation	Delaware
Huntley Power LLC	Delaware
Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Ingenieurbüro für Grundwasser GmbH	Germany
Itiquira Energetica S.A.	Brazil
Jackson Valley Energy Partners, L.P.	California
James River Cogeneration Company	North Carolina
James River Power LLC	Delaware
Kaufman Cogen LP	Delaware
Keystone Fuels, LLC	Delaware

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
Keystone Power LLC	Delaware
Kladno Power (No. 1) B.V.	Netherlands
Kladno Power (No. 2) B.V.	Netherlands
Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany
Kraftwerk Schkopau GbR	Germany
Lambique Beheer B.V.	Netherlands
Long Beach Generation LLC	Delaware
Louisiana Generating LLC	Delaware
LS Power Management, LLC	Delaware
LSP-Nelson Energy, LLC	Delaware
LSP-Pike Energy, LLC	Delaware
Meriden Gas Turbines LLC	Delaware
Meridian International Investments III-C Inc.	Delaware
MIBRAG B.V.	Netherlands
MIBRAG Industriekraftwerke Betriebs GmbH	Germany
MIBRAG Industriekraftwerke GmbH & Co. KG	Germany
MIBRAG Industriekraftwerke Vermogensverwaltungs-und Beteiligungs GmbH	Germany
MIBRAG Industriekraftwerke Vertriebs GmbH	Germany
Middletown Power LLC	Delaware
Minnesota Waste Processing Company, L.L.C.	Delaware
Mitteldeutsche Braunkohlengesellschaft mbH	Germany
Montan Bildungs- und Entwicklungsgesellschaft mbH	Germany
Montville Power LLC	Delaware
MUEG Mitteldeutsche Umwelt- und Entsorgung GmbH	Germany
NEO California Power LLC	Delaware
NEO Chester-Gen LLC	Delaware
NEO Corporation	Minnesota
NEO Freehold-Gen LLC	Delaware
NEO Landfill Gas Holdings Inc.	Delaware
NEO Power Services Inc.	Delaware
NEO-Montauk Genco Management LLC	Delaware

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
New Genco GP, LLC	Delaware
New Genco LP, LLC	Delaware
Norwalk Power LLC	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Andean Development Ltda.	Bolivia
NRG Arthur Kill Operations Inc.	Delaware
NRG Asia-Pacific, Ltd.	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Audrain Generating LLC	Delaware
NRG Audrain Holding LLC	Delaware
NRG Bayou Cove LLC	Delaware
NRG Bourbonnais Equipment LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Brazos Valley GP LLC	Delaware
NRG Brazos Valley LP LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG Cadillac Inc.	Delaware
NRG Cadillac Operations Inc.	Delaware
NRG California Peaker Operations LLC	Delaware
NRG Capital II LLC	Delaware
NRG Caymans Company	Cayman Islands
NRG Caymans-C	Cayman Islands
NRG Caymans-P	Cayman Islands
NRG Collinsville Operating Services Pty Ltd	Australia
NRG ComLease LLC	Delaware
NRG Connecticut Affiliate Services Inc.	Delaware
NRG Development Company Inc.	Delaware
NRG Devon Operations Inc.	Delaware
NRG do Brasil Ltda.	Brazil
NRG Dunkirk Operations Inc.	Delaware
NRG El Segundo Operations Inc.	Delaware

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Rock Tenn LLC	Delaware
NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Washco LLC	Delaware
NRG Energy Development GmbH	Germany
NRG Energy Insurance, Ltd.	Cayman Islands
NRG Energy Jackson Valley I, Inc.	California
NRG Energy Jackson Valley II, Inc.	California
NRG Energy Ltd.	United Kingdom
NRG Energy, Inc.	Delaware
NRG Flinders Operating Services Pty Ltd	Australia
NRG Gladstone Operating Services Pty Ltd	Australia
NRG Gladstone Superannuation Pty Ltd	Australia
NRG Granite Acquisition LLC	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Ilion Limited Partnership	Delaware
NRG Ilion LP LLC	Delaware
NRG International Holdings (No. 2) GmbH	Switzerland
NRG International Holdings GmbH	Switzerland
NRG International II Inc.	Delaware
NRG International III Inc.	Delaware
NRG International LLC	Delaware
NRG Kaufman LLC	Delaware
NRG Latin America Inc.	Delaware
NRG Marketing Services LLC	Delaware

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
NRG McClain LLC	Delaware
NRG Mesquite LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG MidAtlantic Affiliate Services Inc.	Delaware
NRG Middletown Operations Inc.	Delaware
NRG Montville Operations Inc.	Delaware
NRG Nelson Turbines LLC	Delaware
NRG New Jersey Energy Sales LLC	Delaware
NRG New Roads Holdings LLC	Delaware
NRG North Central Operations Inc.	Delaware
NRG Northeast Affiliate Services Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Operating Services, Inc.	Delaware
NRG Oswego Harbor Power Operations Inc.	Delaware
NRG PacGen Inc.	Delaware
NRG Pacific Corporate Services Pty Ltd	Australia
NRG Peaker Finance Company LLC	Delaware
NRG Power Marketing Inc.	Delaware
NRG Processing Solutions LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Rockford Equipment II LLC	Illinois
NRG Rockford Equipment LLC	Illinois
NRG Rockford II LLC	Illinois
NRG Rockford LLC	Illinois
NRG Rocky Road LLC	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG Services Corporation	Delaware
NRG South Central Affiliate Services Inc.	Delaware
NRG South Central Generating LLC	Delaware
NRG South Central Operations Inc.	Delaware
NRG Sterlington Power LLC	Delaware

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
NRG Telogia Power LLC	Delaware
NRG Thermal LLC	Delaware
NRG Thermal Services LLC	Delaware
NRG Victoria I Pty Ltd	Australia
NRG Victoria II Pty Ltd	Australia
NRG Victoria III Pty Ltd	Australia
NRG West Coast LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRGenerating (Gibraltar)	Gibraltar
NRGenerating Energy Trading Ltd.	United Kingdom
NRGenerating German Holdings GmbH	Switzerland
NRGenerating Holdings (No. 2) GmbH	Switzerland
NRGenerating Holdings (No. 21) B.V.	Netherlands
NRGenerating Holdings (No. 24) B.V.	Netherlands
NRGenerating Holdings (No. 5) B.V.	Netherlands
NRGenerating Holdings GmbH	Switzerland
NRGenerating II (Gibraltar)	Gibraltar
NRGenerating III (Gibraltar)	Gibraltar
NRGenerating International B.V.	Netherlands
NRGenerating IV (Gibraltar)	Gibraltar
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 6) S.a.r.l.	Luxembourg
NRGenerating, Ltd.	United Kingdom
O Brien Cogeneration, Inc. II	Delaware
ONSITE Energy, Inc.	Oregon
Oswego Harbor Power LLC	Delaware
P.T. Dayalistrik Pratama	Indonesia
Pacific Crockett Holdings, Inc.	Oregon
Pacific Generation Company	Oregon
Pacific Generation Holdings Company	Oregon

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
Pacific-Mt. Poso Corporation	Oregon
Project Finance Fund III, L.P.	Delaware
Rocky Road Power, LLC	Delaware
RWE Umwelt Westsachsen GmbH	Germany
Saale Energie GmbH	Germany
Saale Energie Services GmbH	Germany
Sachsen Holding B.V.	Netherlands
Saguaro Power Company, a Limited Partnership	California
Saguaro Power LLC	Delaware
San Joaquin Valley Energy I, Inc.	California
San Joaquin Valley Energy IV, Inc.	California
San Joaquin Valley Energy Partners I, L.P	California
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
Sterling (Gibraltar)	Gibraltar
Sterling Luxembourg (No. 4) s.a.r.l.	Luxembourg
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
Tacoma Energy Recovery Company	Delaware
Telogia Power Inc.	Delaware
Termo Santander Holding (Alpha), L.L.C.	Delaware
TermoRio S.A.	Brazil
Texas Genco Financing Corp.	Delaware
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco II, LP	Texas
Texas Genco LLC	Delaware
Texas Genco LP	Texas
Texas Genco LP, LLC	Delaware
Texas Genco Operating Services, LLC	Delaware

EXHIBIT 21
Subsidiary Information for NRG Energy, Inc.

Subsidiary Name	State of Incorporation
Texas Genco Services LP	Texas
The PowerSmith Cogeneration Project, Limited Partnership	Delaware
Tosli Acquisition B.V.	Netherlands
TPG Genco III, Inc.	Delaware
TPG Genco IV, Inc.	Delaware
Turners Falls Limited Partnership	Delaware
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware